                   SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) April 30, 2002


                                 ProLogis Trust
-------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


         Maryland                    1-12848                    74-2604728
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                      14100 East 35th Place, Aurora CO  80011
-------------------------------------------------------------------------------
                     (Address of Principal Executive Offices)



Registrant's telephone number, including area code         (303) 375-9292
                                                     --------------------------



                                     N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On April 29, 2002, General Electric Capital Corporation ("GE Capital") and Security Capital Group Incorporated ("Security Capital") announced that, in connection with the proposed merger of an indirect wholly owned subsidiary of GE Capital with and into Security Capital, GE Capital has elected to include a portion of the ProLogis common shares owned by Security Capital as part of the merger consideration. GE Capital may revoke its election at any time on or before May 4, 2002. A copy of the announcement by GE Capital and Security Capital is incorporated by reference into this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        99.1 Press release dated April 29, 2002 of General Electric Capital Corporation and Security Capital Group Incorporated (incorporated by reference to Exhibit 99.1 to Security Capital's Current Report on Form 8-K filed on April 30, 2002).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PROLOGIS TRUST



                                        By:   /s/ K. Dane Brooksher
                                        ------------------------------------
                                                K. Dane Brooksher
                                        Chairman and Chief Executive Officer

April 30, 2002